UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                                                     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Consumers Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

REVOCABLE PROXY

Consumers Bancorp, Inc.

ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 27, 2010

4:00 P.M.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Consumers Bancorp, Inc., 614 East Lincoln Way, Minerva, Ohio, hereby appoints Theresa Linder and Cipriano Beredo, or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with full power of substitution, to vote all common shares of Consumers Bancorp, Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, October 27, 2010, at 4:00 P.M. (local time) or at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, such proxies being directed to vote as specified hereon:

Unless otherwise indicated, the proxies will vote FOR the Proposals.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED

POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA

THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

À	FOLD AND DETACH HERE	À

CONSUMERS BANCORP, INC.– ANNUAL MEETING, OCTOBER 27, 2010

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	Call toll free 1-866-776-5623 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvotenow.com/cbkm and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

5748

z			REVOCABLE PROXY CONSUMERS BANCORP, INC.		{
	X	PLEASE MARK VOTES AS IN THIS EXAMPLE		Annual Meeting of Shareholders
OCTOBER 27, 2010

		For	Withhold All	For All Except	For	Against	Abstain
Proposal One: To elect the following nominees to the Board of Directors as Class I directors to serve a three-year term until the Annual Meeting of Shareholders in 2013:		☐	☐	☐	Proposal Two: To adopt the Consumers Bancorp 2010 Omnibus Incentive Plan; and ☐	☐	☐

    Class I Directors:

    (01) James V. Hanna

    (02) James R. Kiko, Sr.

    (03) John E. Tonti

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

Proposal Three: For the transaction of any other business that may properly come before the meeting or any adjournment thereof.

Other Business:

In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any and all adjournments thereof.

					Mark here if you plan to attend the meeting		☐
					Mark here for address change and note change		☐

	Please be sure to date and sign this proxy card in the box below.	Date

Note: The signature(s) on this proxy should correspond with the name(s) in which your shares are registered. When shares are registered jointly in the names of two or more persons, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. A proxy given by a corporation should be signed in the corporate name by the Chairman of its Board of Directors, its President, Vice President, Secretary or Treasurer.

	Sign above	Co-holder (if any) sign above

x	IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW						y

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

                                  ¿                                                                                                                                             ¿

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.   By Mail; or

2.   By Telephone (using a Touch-Tone Phone); or

3.   By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., October 27, 2010. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone	Vote by Internet
Call Toll-Free on a Touch-Tone Phone anytime prior to	anytime prior to
3 a.m., October 27, 2010:	3 a.m., October 27, 2010 go to
1-866-776-5623	https://www.proxyvotenow.com/cbkm

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

Your vote is important!